REPORT FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

Dear Shareholder:

The Alpha Government Securities Portfolio is an open-end diversified money market fund that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests primarily in short-term securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect thereof. All investments are restricted to maturities of 13 months or less.

PORTFOLIO PERFORMANCE

As of December 31, 1995, the 7-day and 30-day yields were 4.82% and 4.83%, respectively. The 12-month total return for 1995 was 4.95%.

THE CURRENT INTEREST-RATE ENVIRONMENT

After raising short-term interest rates seven times through 1994 and into early 1995, the Federal Reserve Board changed direction in the second half of 1995. With two rate reductions, on July 6 and December 19, the Fed lowered short-term interest rates a total of half a percentage point -- from 6.00% to 5.50% -- in response to a slowing economy. However, yields on very short-term securities did not fall as much as yields on longer-term bonds. Fixed-income investors continued to anticipate further cuts by the Federal Reserve, boosting prices across the maturity spectrum, although the greatest effect was seen in bonds with longer maturities.

At year-end, interest rates on money-market securities were very high relative to yields on other securities. For example, the Fed Funds rate -- the rate for overnight loans between banks -- was 5.50%. At the same time, yields on two-year government bonds were about 5.15%, on 10-year notes, 5.60%, and on 30-year bonds, 5.95%. This "U"-shaped yield curve is very unusual, but reflected market expectations as of December 31, 1995. As a result, money market fund investors were able to receive much higher yields than would normally be the case when 30-year U.S. Treasury bonds are trading below 6.00%.

PORTFOLIO STRATEGY

The Alpha Government Securities Portfolio is very conservatively managed, investing primarily in U.S. Treasury bills and U.S. Government agency securities. The Portfolio's average maturity continues to be less than that of the typical government money market fund. Normally, such a strategy would mean lower yields in exchange for the additional stability of principal. However, in 1995, the Portfolio enjoyed a dual benefit because yields on money-market securities maturing in less than 30 days were often higher than yields on securities maturing between 31 days and 13 months.

OUTLOOK

Adjusted for inflation, short-term interest rates are still relatively high. Typically, the spread between short-term rates and inflation is about two percentage points. With inflation currently running at 1.50% to 2.50% and short-term interest rates at 5.50%, the spread is nearly twice as wide as normal. Reflecting our expectation of low inflation and a slow-growth economy, we expect the Federal Reserve to continue to lower short-term interest rates to a level of 5.00%. When this occurs, however, depends largely on when an agreement on the federal budget is reached in Washington.

Sincerely,

Mark Silverstein
Portfolio Manager

---------------

Investments in the Portfolio are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Yields will vary with market conditions, and past performance is no guarantee of future results. The service contractors are voluntarily waiving 0.35% of their fees for the Portfolio. If the service contractors had not waived a portion of their fees, the Alpha Government Securities Portfolio's current 7-day and 30-day yields would have been 4.47% and 4.48%, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce the Portfolio's performance.

The Portfolio is distributed by Concord Financial Group, Inc.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                              MATURITY     AMOUNT       AMORTIZED
                                                                      RATE      DATE        (000)         COST
                                                                      ----    --------    ---------    -----------
U.S. GOVERNMENT OBLIGATIONS -- 54.4%
U.S. GOVERNMENT AGENCY -- 27.1%
  Federal Home Loan Mortgage Corp. .................................  5.38%   2/20/96      $15,000     $14,887,916
                                                                                                       -----------
U.S. TREASURY BILLS -- 27.3%
  U.S. Treasury Bill................................................  5.30    1/11/96       15,000      14,977,917
                                                                                                       -----------
Total U.S. Government Obligations
  (amortized cost $29,865,833)......................................                                    29,865,833
                                                                                                       -----------
REPURCHASE AGREEMENTS -- 45.7%
  Goldman Sachs, dated 12/29/95, with a maturity value of $5,003,200
    (Collateralized by $4,335,000 U.S. Treasury Bonds, 7.25%, due
    8/15/22, value $5,129,701) (amortized cost $5,000,000)..........  5.75     1/2/96        5,000       5,000,000
  Morgan Stanley, dated 12/29/95, with a maturity value of
    $5,013,116
    (Collateralized by $3,740,000 U.S. Treasury Bonds, 9.00%, due
    11/15/18, value $5,132,894) (amortized cost $5,010,000).........  5.60     1/2/96        5,010       5,010,000
  Nomura Securities, dated 12/29/95, with a maturity value of
    $5,003,220
    (Collateralized by $4,795,000 U.S. Treasury Notes, 6.25%, due
    2/15/03, value $5,119,477) (amortized cost $5,000,000)..........  5.80     1/2/96        5,000       5,000,000
  Paine Webber, dated 12/29/95, with a maturity value of $5,033,239
    (Collateralized by $5,400,000 U.S. Treasury Bills, due 12/12/96,
    value $5,144,955) (amortized cost $5,030,000)...................  5.80     1/2/96        5,030       5,030,000
  Salomon Brothers, dated 12/29/95, with a maturity value of
    $5,013,201
    (Collateralized by $3,800,000 U.S. Treasury Bonds, due 5/15/20,
    value $5,128,386) (amortized cost $5,010,000)...................  5.75     1/2/96        5,010       5,010,000
                                                                                                       -----------
Total Repurchase Agreements
  (amortized cost $25,050,000)......................................                                    25,050,000
                                                                                                       -----------

                                                                       Continued

                                                                                                        AMORTIZED
                                                                                                          COST
                                                                                                       -----------
TOTAL INVESTMENTS
  (AMORTIZED COST $54,915,833)(a) -- 100.1%.........................                                   $54,915,833
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).....................                                       (34,986)
                                                                                                       -----------
NET ASSETS -- 100.0%................................................                                   $54,880,847
                                                                                                       ===========

---------------
Percentages indicated are based on net assets of $54,880,847.
(a) Cost for federal income tax and financial reporting purposes are the same.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost (amortized cost $29,865,833)....................   $29,865,833
  Repurchase agreements (amortized cost $25,050,000)...........................................    25,050,000
  Cash.........................................................................................        17,083
  Interest receivable..........................................................................        11,982
  Deferred organization costs and prepaid expenses.............................................         6,895
                                                                                                  -----------
Total assets...................................................................................    54,951,793
                                                                                                  -----------
LIABILITIES
  Accrued expenses and other payables:
    Advisory fees..............................................................................         4,769
    Administration fees........................................................................         3,815
    Shareholder service fees...................................................................         9,205
    Other......................................................................................        53,157
                                                                                                  -----------
Total liabilities..............................................................................        70,946
                                                                                                  -----------
NET ASSETS.....................................................................................   $54,880,847
                                                                                                  ===========
Shares Outstanding ($0.001 par value, 1 billion shares authorized).............................    54,905,770
                                                                                                  ===========
Net Asset Value, Offering Price and Redemption Price per Share.................................         $1.00
                                                                                                         ----
                                                                                                         ----
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...............................................................   $    54,906
  Additional paid-in-capital...................................................................    54,982,301
  Undistributed net investment income..........................................................         3,563
  Accumulated net realized losses..............................................................      (159,923)
                                                                                                  -----------
Net Assets, December 31, 1995..................................................................   $54,880,847
                                                                                                  ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest............................................................................                $2,753,505
                                                                                                    ----------
Expenses
  Advisory fees.....................................................................   $  49,823
  Administration fees...............................................................      64,007
  Shareholder service fees..........................................................     221,563
  Custodian fees and expenses.......................................................      79,117
  Transfer agent fees and expenses..................................................      37,328
  Audit fees........................................................................      17,680
  Legal fees........................................................................      33,547
  Reports to shareholders...........................................................      15,148
  Amortization of organization expenses.............................................      12,897
  Directors' fees...................................................................       4,957
  Registration fees.................................................................       4,875
  Other expenses....................................................................       7,821
                                                                                       ---------
  Total expenses before fee waivers.................................................     548,763
  Less: Fee waivers.................................................................    (173,250)
                                                                                       ---------
  Total expenses....................................................................                   375,513
                                                                                                    ----------
Net Investment Income...............................................................                 2,377,992
REALIZED LOSSES FROM SECURITIES TRANSACTIONS
  Net realized losses from securities transactions..................................                      (650)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                $2,377,342
                                                                                                     =========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED
                                                                                 ------------------------------
                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                     1995             1994
                                                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.......................................................   $  2,377,992     $  2,158,107
  Net realized losses from securities transactions............................           (650)        (157,992)
                                                                                 -------------    -------------
  Net increase in net assets resulting from operations........................      2,377,342        2,000,115
                                                                                 -------------    -------------
Dividends to shareholders from net investment income..........................     (2,377,992)      (2,158,107)
                                                                                 -------------    -------------
Portfolio Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed.........................................    667,359,185      724,190,851
  Net asset value of shares issued to shareholders in reinvestment of
    dividends.................................................................      2,346,709        2,157,359
  Cost of shares redeemed.....................................................   (657,928,571)    (722,290,055)
                                                                                 -------------    -------------
  Net increase in net assets from Portfolio share transactions................     11,777,323        4,058,155
                                                                                 -------------    -------------
  Increase due to voluntary capital contributions from affiliates (Note 3)....             --          135,000
                                                                                 -------------    -------------
Total Increase................................................................     11,776,673        4,035,163
                                                                                 -------------    -------------
NET ASSETS
  Beginning of year...........................................................     43,104,174       39,069,011
                                                                                 -------------    -------------
  End of year.................................................................   $ 54,880,847     $ 43,104,174
                                                                                 ============     ============
SHARE TRANSACTIONS:
  Issued......................................................................    667,359,185      724,190,851
  Reinvested..................................................................      2,346,709        2,157,359
  Redeemed....................................................................   (657,928,571)    (722,290,055)
                                                                                 -------------    -------------
  Change in shares............................................................     11,777,323        4,058,155
                                                                                 ============     ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising twelve portfolios. The accompanying financial statements and notes relate only to the Alpha Government Securities Portfolio (the "Portfolio"). The investment objective of the Portfolio is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Securities Valuation:

     Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the Portfolio may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

B) Securities Transactions and Investment Income:

     Securities transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

C) Repurchase Agreements:

     The Portfolio's custodian and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D) Expenses:

     Organization costs totaling $86,185 have been deferred and are being amortized by the Portfolio on a straight-line basis over five years. Direct expenses of the Portfolio are charged to the Portfolio and general Fund expenses are allocated among the Fund's respective portfolios.

E) Federal Income Taxes:

     It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required.

     At December 31, 1995, the Portfolio had capital loss carryovers of approximately $159,923 which are available to offset future net realized gains on securities transactions to the extent provided for in the Code. Such capital loss carryovers will expire in 2001 ($1,266), 2002 ($156,833) and 2003 ($1,824).
At December 31, 1995, the cost of portfolio securities held by the Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes.

F) Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly. Distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions have been reclassified to paid-in-capital. These differences are primarily due to deferrals of certain losses and expiring capital loss carryovers.

     Effective January 1, 1995, the Fund adopted Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distribution by Investment Companies. As a result of this Statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, amounts as of December 31, 1995 have been restated to reflect a decrease in paid-in-capital of $3,563 and an increase in undistributed net investment income of $3,563.

G) Use of Estimates

     Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     BEA Associates ("BEA") serves as the Portfolio's investment adviser. Concord Holding Corporation ("Concord") serves as the Portfolio's administrator and Concord Financial Group, Inc. ("Distributor") serves as the distributor of the Portfolio's shares. Concord and the Distributor are each a subsidiary of The BISYS Group, Inc.

     As investment adviser, BEA supervises and assists in the overall operations of the Portfolio. Pursuant to the terms of the Investment Advisory Agreement, BEA is entitled to receive a fee from the Portfolio at an annual rate of 0.10% of the average daily net assets of the Portfolio. Such fees are accrued daily and paid monthly.

     As administrator, Concord assists in supervising the operations of the Portfolio. For its services,

Concord is entitled to receive a fee based on the following schedule:

    ANNUAL           PORTFOLIO'S AVERAGE
     RATE             DAILY NET ASSETS
    ------   -----------------------------------
    0.13%    Less than $200 million
             $200 million to less than $300
    0.12%      million
             $300 million to less than $350
    0.11%      million
    0.10%    $350 million and over

     For the year ended December 31, 1995, Concord voluntarily agreed to waive a portion of its fee, totaling $24,939.

     The Portfolio has a Shareholder Servicing Agreement (the "Servicing Agreement"), pursuant to which financial institutions agree to provide certain services to the Portfolio's shareholders in return for payment by the Portfolio of 0.45% (annualized) of the average daily net assets of the Portfolio. Services provided by the financial institutions may include developing and monitoring investor programs that are offered from time to time, providing dedicated walk-in and telephone facilities to handle shareholder inquiries and investor needs, developing and maintaining specialized systems for the automatic investment of such institution's client account balances, paying for the operation of arrangements that facilitate same-day share purchases by such institution's clients and providing a facility to receive purchase and redemption orders. For the year ended December 31, 1995, expenses of $148,311 were waived relating to the Servicing Agreement.

     On December 16, 1994, the Board of Directors approved an agreement between BEA, Concord and the financial institutions who provide services to the Portfolio under the Servicing Agreement, to make a capital contribution payable from their fees to the Portfolio in the aggregate amount of $135,000. This contribution commenced on January 1, 1995 and ended November 11, 1995. The parties contributing their fees received no shares of the Portfolio or other consideration in exchange for such contribution.

     Certain officers and Directors of the Fund are "affiliated persons" (as defined in the Act) of Concord. Each "non-affiliated" Director receives an annual fee of $5,000 and a meeting fee of $1,250 per meeting for services relating to all of the portfolios constituting the Fund.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEARS ENDED
                                         ------------------------------------------------------------------------
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1995           1994           1993           1992           1991
                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $ 0.9994       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000
                                         ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income................      0.0484         0.0362         0.0270         0.0333         0.0540
  Net realized and unrealized
    gains/(losses) on securities
    transactions.......................      0.0001        (0.0037)            --         0.0001             --
                                         ------------   ------------   ------------   ------------   ------------
  Net gains from investment
    operations.........................      0.0485         0.0325         0.0270         0.0334         0.0540
                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment
    income.............................     (0.0484)       (0.0362)       (0.0270)       (0.0333)       (0.0540)
  Distributions from net realized gains
    on securities transactions.........          --             --             --        (0.0001)            --
                                         ------------   ------------   ------------   ------------   ------------
  Total dividends and distributions....     (0.0484)       (0.0362)       (0.0270)       (0.0334)       (0.0540)
                                         ------------   ------------   ------------   ------------   ------------
Increase due to voluntary capital
  contribution from affiliates (Note
  3)...................................          --         0.0031             --             --             --
                                         ------------   ------------   ------------   ------------   ------------
Net change in net asset value..........      0.0001        (0.0006)            --             --             --
                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.........    $ 0.9995       $ 0.9994       $ 1.0000       $ 1.0000       $ 1.0000
                                         ============   ============   ============   ============   ============
Total Return...........................        4.95%          3.65%          2.73%          3.39%          5.54%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....    $ 54,881       $ 43,104       $ 39,069       $ 43,124       $ 62,489
  Ratio of expenses to average net
    assets.............................        0.76%          0.60%          0.56%          0.60%          0.57%
  Ratio of net investment income to
    average net assets.................        4.83%          3.61%          2.70%          3.40%          5.39%
  Ratio of expenses to average net
    assets*............................        1.11%          1.06%          1.06%          1.10%          1.07%
  Ratio of net investment income to
    average net assets*................        4.48%          3.15%          2.20%          2.90%          4.89%

---------------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

  See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Infinity Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities of the Alpha Government Securities Portfolio (one of the portfolios constituting The Infinity Mutual Funds, Inc.), including the portfolio of investments as of December 31, 1995, the related statement of operations for the year then ended, the related statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Government Securities Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York

February 9, 1996

Federal Income Tax Status of Dividends (Unaudited)
--------------------------------------------------------------------------------

The Infinity Mutual Funds, Inc. -- Alpha Government Securities Portfolio has determined that 100% of the dividends paid during the year ended December 31, 1995 were paid from net investment income and are subject to federal income tax. Of these dividends, 62.71% was derived from U.S. Government Obligations.

              ---------------------------------------------------
               --------------------------------------------------

                         [INFINITY MUTUAL FUNDS LOGO]
                -----------------------------------------------

                        THE INFINITY MUTUAL FUNDS, INC.
                               3435 Stelzer Road
                               Columbus, OH 43219
                                 1-800-852-9730
                -----------------------------------------------

                               INVESTMENT ADVISER
                                 BEA ASSOCIATES
                              One Citicorp Center
                              153 East 53rd Street
                               New York, NY 10019
                -----------------------------------------------

                                 ADMINISTRATOR
                          CONCORD HOLDING CORPORATION
                               3435 Stelzer Road
                               Columbus, OH 43219
                -----------------------------------------------

                                  DISTRIBUTOR
                         CONCORD FINANCIAL GROUP, INC.
                               3435 Stelzer Road
                               Columbus, OH 43219
                -----------------------------------------------

                                   CUSTODIAN
                              THE BANK OF NEW YORK
                              90 Washington Street
                               New York, NY 10286
                -----------------------------------------------

                                 TRANSFER AGENT
                          & DIVIDEND DISBURSING AGENT
                              BISYS FUND SERVICES
                               3435 Stelzer Road
                               Columbus, OH 43229

                 This report is not authorized for distribution
            to prospective investors unless preceded or accompanied
                            by a current prospectus.

              ---------------------------------------------------
 COIALPD95A   ---------------------------------------------------
               --------------------------------------------------

               --------------------------------------------------
                                 ANNUAL REPORT
                               DECEMBER 31, 1995

                                     ALPHA
                                   GOVERNMENT
                                   SECURITIES
                                   PORTFOLIO
              ---------------------------------------------------

              ----------------------------------------------------
                         [INFINITY MUTUAL FUNDS LOGO]